SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2005

MERRILL LYNCH MORTGAGE INVESTORS, INC.

(Exact name of registrant specified in Charter)

Delaware	333-121605	13-3416059
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Vesey Street 4 World Financial Center 28th Floor New York, New York	10080
(Address of principal executive offices)	Zip Code

Registrant’s telephone, including area code: (212) 449-0357

No Change

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

Filing of Legality Opinion

Attached as Exhibit 99.1 is the opinion of Dechert LLP with respect to legality of the Terwin Mortgage Trust, Asset-Backed Certificates, Series TMTS 2005-6HE.

ITEM 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

99.1	Legal Opinion

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH MORTGAGE INVESTORS, INC.

By:	/s/ Matthew Whalen
Name:	Matthew Whalen
Title:	President

Date: April 19, 2005

INDEX TO EXHIBITS

Exhibit No.	Description	Page
99.1	Legal Opinion	6